New York, United States Ontario, Canada Franklin Lakes, United States Hamilton, Bermuda Miami, United States Santiago, Chile London, England Dubai, United Arab Emirates Republic of Singapore Dublin, Ireland Boston, United States Sydney, Australia Labuan, Malaysia Zurich, Switzerland INVESTOR PRESENTATION – FOURTH QUARTER 2014 Validus Holdings, Ltd.

2 This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus Holdings, Ltd.’s (“Validus” or the “Company”) risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 7) adequacy of Validus’ loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus’ ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus’ investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Cautionary Note Regarding Forward-looking Statements

3 • Since commencing operations in late 2005, Validus has established market leading positions in Bermuda, at Lloyd’s, and most recently in the U.S. specialty insurance market with the addition of Western World • Business plan since formation has been to focus on short-tail lines which have been and remain the best-priced classes of risk • Maintained a focus on underwriting profits in conjunction with a strong balance sheet • Profitable in every year of operation, 2006 through 2014 • Delivered outstanding financial results since 2007 IPO as measured by growth in diluted book value per diluted share plus accumulated dividends • Active capital management, returning $3.23 billion to investors through repurchases and dividends from Validus’ 2007 IPO through February 20, 2015 Validus – Key Accomplishments

4 Validus – Four Diversified Yet Complementary Businesses • U.S. based specialty property and casualty underwriter • Focused on U.S. Excess and Surplus Lines • Pioneer in the binding authority business • 12% of Pro Forma 2014 GPW • Bermuda based investment adviser • Focused on managing capital for third parties and Validus in ILS and other property catastrophe reinsurance investments  4% of Pro Forma 2014 GPW • The 11th largest Syndicate at Lloyd’s of London • Focused on short tail specialty lines in the Lloyd’s of London market • Market leader in War and Terror and Energy and Marine Classes • 42% of Pro Forma 2014 GPW • Bermuda based reinsurer • Focused on short tail lines of reinsurance, including property cat • Specializing in Property CAT XOL, Marine, and Agriculture • 42% of Pro Forma 2014 GPW Validus Research – Provides Analytical Support Across All Platforms 1) Lloyd’s Syndicate size is measured by gross premium written (“GPW”), as taken from Lloyd’s 2013 Annual Report.

5 12.4% Compound Annual Growth in Diluted BVPS plus Accumulated Dividends From Company Formation Through December 31, 2014 Growth in Book Value Per Diluted Share Plus Accumulated Dividends 16.93 19.73 24.00 23.78 29.68 32.98 32.28 35.22 36.23 39.66 0.80 1.60 2.48 3.48 4.48 7.68 8.88 16.93 19.73 24.00 24.58 31.28 35.46 35.76 39.70 43.91 48.54 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Diluted BVPS Cumulative Dividends Diluted BVPS plus Accumulated Dividends

6 1) Source: SNL Financial. 2) VR starting point is Pro Forma diluted BVPS at September 30, 2007 of $20.89 as disclosed in the VR IPO Prospectus. 3) Book value per diluted share calculation includes impact of quarterly and special dividends. From VR IPO Through December 31, 2014 Compound Growth in Book Value per Diluted Share Versus Peers 17.4% 15.2% 13.1% 12.5% 12.5% 11.9% 11.7% 11.5% 11.3% 10.8% 10.0% 7.6% 6.9% 0.0% 5.0% 10.0% 15.0% 20.0% AWH ACGL RNR PTP PRE VR ENH MRH AXS RE AHL AGII Y

7 Validus Common Shareholders’ Equity vs. Selected Peers 1) Source: SNL Financial. Peer Comparison – Q4 2014 Common Shareholders’ Equity in $US Billions 7.5 7.5 6.2 5.8 5.2 3.8 3.6 3.5 2.9 2.8 1.7 1.6 1.5 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Y RE PRE ACGL AXS AWH VR RNR AHL ENH PTP AGII MRH

8 Validus – 2014 Mix of Business 2014 Gross Premium Written - $2.6 Billion, Pro Forma for Western World 1) $2.6 billion consolidated gross premiums written is calculated using full year pro forma Western World gross premium written and is net of $75.8 million of intersegment eliminations. 2) On October 2, 2014, the Company acquired all of the outstanding capital stock of Western World Insurance Group, Inc. ("Western World"), a specialty lines insurance company. Western World results have been included in the Company's consolidated results from October 2, 2014. Specialty 26% Property Cat XOL 24% Marine 22% Other Property 18% Liability 10% Validus Re 42% Talbot 42% Western World 12% AlphaCat 4% By Operating SegmentBy Class of Business

9 Validus - Adapting to Market Demand 1) 2006 was the first full year of operations for Validus. 2) GPW for 2006 and 2014 is for the full year. Growth and Diversification in VR’s Business Since Inception Reinsurance 100% Validus 2006 GPW $540.8 million Validus 2014 GPW $2,363.3 million • Significant growth in GPW through acquisitions of: • 2007 – Talbot • 2009 – 2012: IPCRe, Flagstone, Longhorn Re • 2014 –Western World • Improved portfolio balance in insurance through Talbot and Western World acquisitions • AlphaCat established in 2008 to capitalize on the insurance linked securities market • Access to multiple sources of capital to respond to business opportunities as presented Reinsurance 57% Insurance 43%

10 Validus – Growth and Diversification Net Premiums Written in $US Millions – 2006 to 2014 1) 2014 Net Premiums Written is calculated using full year pro forma Western World data. 477.1 633.3 624.8 672.6 1,038.1 963.8 987.4 1,016.3 954.9 285.2 613.5 715.7 723.0 795.9 850.0 865.8 909.6 75.7 21.6 146.5 130.8 292.9 $- $500.0 $1,000.0 $1,500.0 $2,000.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 Validus Re Talbot AlphaCat Western World

11 Insurance Underwriting Income – Validus vs. Bermuda Peers 1) Source: SEC filings and other public disclosures. 2) Underwriting income above assumes that all Lloyd’s underwriting income is insurance. 3) AGII is excluded as they do not disclose underwriting income as insurance / reinsurance. Insurance Underwriting Income in $US Millions: 2012 - 2014 314.1 247.4 228.9 190.1 81.9 43.8 13.1 (25.0) (155.2) (264.4) $(300.0) $(200.0) $(100.0) $- $100.0 $200.0 $300.0 $400.0 VR AWH AXS Y ACGL MRH AHL RNR ENH RE

12 Validus Reinsurance Highlights Gross Premium Written - $1.1 Billion for the year ended Dec 31, 2014 Net Operating Income in $US Millions 1) Validus Re financial reporting based on reporting of the Validus Re segment which does not include AlphaCat. 362.3 192.5 506.3 332.7 100.9 307.4 508.9 452.4 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2007 2008 2009 2010 2011 2012 2013 2014 Property Cat XOL 45% Marine 17% Other Specialty 15% Agriculture 13% Other Property 10%

13 AlphaCat Highlights $1.9 Billion in Assets Under Management as at January 1, 2015 Net Operating Income in $US Millions 1) AlphaCat financial information based on reporting of the AlphaCat segment. 2) Net operating income excludes non-controlling interest. 3) AlphaCat began operations in 2008, and became a stand alone segment in 2012. 26.2 43.1 45.2 38.6 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2011 2012 2013 2014 • Secured $564 million of newly raised capital for deployment during 2015: – $409 million for AlphaCat ILS Funds – $155 million for AlphaCat 2015 • Reported an accident year combined ratio of 17.5% • Generated third party management fee revenue of $18.7 million FY 2014 Performance

14 Talbot Highlights Gross Premium Written - $1.1 Billion for the year ended Dec 31, 2014 Net Operating Income in $US Millions 1) Talbot financial information based on reporting of the Talbot segment. Marine 36% Property 21% War 17% Onshore Energy 10% Aviation 8% Fin. Inst 4% Other 4% 77.6 49.1 98.1 95.4 35.2 104.2 186.5 125.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2007 2008 2009 2010 2011 2012 2013 2014

15 What Western World Brings to Validus • Excellent Track Record and Market Reputation in the Specialty U.S. Insurance Market – 50 consecutive years of increased shareholders’ equity – Pioneer and leader in the small and medium enterprise (“SME”) excess and surplus (“E&S”) lines specialty U.S. insurance market • Platform and Distribution – Established position in multiple distribution channels – Superior technology capabilities (“Western World Integrated Platform” or “WWIP”) – Admitted and non-admitted licenses • Experienced Management Team with Complementary Competencies – Deep understanding of target markets and proven ability to navigate market cycles – Established and proven underwriting and claims functions • Business Compatibility and Meaningful Opportunity to Expand the Current Platform – Clean balance sheet with full operational capabilities in the U.S. insurance market – Excellent positioning to introduce Validus Re/Talbot short tail products – speed to market 1) On October 2, 2014, the Company acquired all of the outstanding capital stock of Western World Insurance Group, Inc. ("Western World"), a specialty lines insurance company. Western World results have been included in the Company's consolidated results from October 2, 2014.

16 Western World Highlights – Q4 2014 Gross Premium Written - $65.2 Million for the 3 months ended Dec 31, 2014 Western World Highlights For the 3 months ended Dec 31, 2014 Property 15% Liability 85% • Gross premiums written – $65.2 million • Net premiums earned - $58.7 million • Net operating income - $10.9 million • Loss ratio – 69.9% • Combined ratio – 89.7% 1) On October 2, 2014, the Company acquired all of the outstanding capital stock of Western World Insurance Group, Inc. ("Western World"), a specialty lines insurance company. Western World results have been included in the Company's consolidated results from October 2, 2014. 2) Western World financial information based on reporting of the Western World segment.

17 1) A full explanation and disclaimer is contained in the notes on non-GAAP and other financial and exposure measures found in the Appendix hereto. 2) 1:100 year PML as a % of capital and shareholder’s equity is based on United States Hurricane PML. Transparent Risk Disclosure – January 1, 2015 Portfolio Estimated Exposures to Peak Zone Property Catastrophe Losses (Expressed in thousands of U.S. Dollars) Probable Maximum Losses by Zone and Peril Consolidated (Validus Re and Talbot) Estimated Net Loss Zones Perils 20 year return period 50 year return period 100 year return period 250 year return period Validus Re Net Maximum Zonal Aggregate United States Hurricane 286,321 413,137 639,012 935,186 1,882,388 California Earthquake 78,627 214,580 319,954 411,729 1,515,079 Europe Windstorm 112,317 253,899 348,551 451,740 1,443,177 Japan Earthquake 115,238 172,509 207,017 290,990 667,929 Japan Typhoon 46,890 117,711 202,471 278,128 693,182 1:100 year PML equal to 14.6% of quarter end capital, 17.8% of shareholders’ equity Peak Zone PML

18 Net Probable Maximum Loss (1:100) by Zone and Peril Compared to Total Capitalization Substantial Capital Margin Above Risk Appetites 1) A full explanation and disclaimer is contained in the notes on non-GAAP and other financial and exposure measures found in the Appendix hereto. 2) Total capitalization equals total shareholder's equity less noncontrolling interest plus Senior Notes and Junior Subordinated Deferrable Debentures. 3) Consolidated (Validus Re and Talbot) estimated net loss 1:100 year PML as a % of capital as and shareholder’s equity. 4) All data points are as at January 1. 1:100 PML Internal Risk Appetite 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2010 2011 2012 2013 2014 2015 United States Hurricane California Earthquake Europe Windstorm Japan Earthquake Japan Typhoon

19 1) A full explanation and disclaimer is contained in the notes on non-GAAP and other financial and exposure measures found in the Appendix hereto. Realistic Disaster Scenarios Estimated Exposures to Specified Loss Scenarios - As of July 1, 2014 (Expressed in millions of U.S. Dollars) Consolidated (Validus Re and Talbot) Type Catastrophe Scenarios Description Estimated Consolidated (Validus Re and Talbot) Net Loss % of latest 12 Months Consolidated Net Premiums Earned Terrorism Rockefeller Center Midtown Manhattan suffers a 2-tonne conventional bomb blast $ 112.3 5.6% Terrorism Exchange Place Lower Manhattan suffers a 2-tonne conventional bomb blast 49.5 2.5% Marine Marine collision in Prince William Sound Fully laden tanker collides with a cruise vessel in Prince William Sound 94.8 4.7% Marine Major cruise vessel incident US-owned cruise vessel sunk or severely damaged 82.0 4.1% Marine Loss of major complex Total loss to all platforms and bridge links of a major oil complex 161.0 8.0% Aviation Aviation collision Collision of two aircraft over a major city 96.1 4.8% Satellite Proton flare Large single or sequence of proton flares results in loss to all satellites in synchronous orbit 19.9 1.0% Satellite Generic defect Undetected defect in a number of operational satellites causing major loss 25.0 1.2% Liability Professional lines Failure or collapse of a major corporation 30.1 1.5% Liability Professional lines UK pensions mis-selling 18.4 0.9% Political Risks South East Asia Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion 98.4 4.9% Political Risks Middle East US and Iran escalate into military confrontation; regional contagion 12.5 0.6% Political Risks Russia The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices 47.7 2.4% Political Risks Turkey Severe economic crisis in Turkey due to political upheaval 42.9 2.1% Political Risks Nigeria Severe economic, political and social crisis in Nigeria leads to widespread civil unrest 34.5 1.7%

20 Validus – Active Capital Management Expressed in millions of U.S. Dollars 1) Capital management actions of $3.23 billion is through February 20, 2015. Capital Management Inception to Date of $3.23 Billion 2014 Capital Management Actions • Common share repurchases of $511.0 million • Quarterly dividend of $0.30 per share • Common share repurchases of $53.5 million through February 20, 2015 • On Feb 3, 2015 Validus reset the common share repurchase authorization to $750.0 million. Remaining authorization of $739.6 million • Increased quarterly dividend to $0.32 per share 2015 Capital Management Actions 2,284.8 716.2 230.8 Share Repurchase Common Share Dividends Special Dividend

21 Investment Portfolio at December 31, 2014 • Total cash, restricted cash and invested assets of $8.15 billion – $7.13 billion excluding assets held in trust on behalf of our operating affiliates, cat bonds and non- controlling interest – Emphasis on the preservation of invested assets – Provision of sufficient liquidity for prompt payment of claims – Comprehensive portfolio disclosure • Average portfolio rating of AA- • Duration of 2.16 years • 2014 average investment yield: 1.53% 20.0% 18.4% 10.0% 9.3% 8.0% 6.9% 6.5% 5.5% 5.5% 3.4% 3.0% 2.1% 0.9% 0.5% 0% 5% 10% 15% 20% 25% Short term and cash U.S. corporate Other U.S. Govt. and Agency ABS Non-U.S. corporate Agency RMBS State and local Bank loans Non-U.S. Govt. and Agency CMBS Restriced cash Cat bonds Non-Agency RMBS

22 Gross Loss Reserves at December 31, 2014 • Gross reserves for losses and loss expenses of $3.23 billion: • $2.86 billion net of reinsurance • IBNR represents 53.8% of reserves • Includes $613.6 million of gross Western World reserves • Favorable reserve development during Q4 2014: – Validus Re of $30.8 million – Talbot of $42.0 million – AlphaCat of $0.6 million – Western World of $11.2 million Favorable Reserve Development in $US Millions Validus Gross Reserve Mix 1) Favorable reserve development is expressed in millions of U.S. Dollars. Case Reserves 46.2% IBNR Reserves 53.8% 175.0 205.4 252.2 39.3 72.7 55.6 84.6 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2012 2013 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2014

23 • International reinsurance and insurance business • Size and scale to compete effectively in targeted markets • Four distinct yet complementary operating segments • Focused on short-tail classes of reinsurance and insurance • Profitable in every year since inception • Short duration, highly liquid, conservative balance sheet • Transparent risk disclosure Conclusion – Continue to be Well Positioned for 2015 and Beyond

APPENDIX Investor Presentation

25 Selected Market Information at December 31, 2014 Exchange / Ticker: Share Price: Primary Shares Outstanding: Primary Market Capitalization: Annual Dividend/Yield: NYSE / “VR” $41.56 83,869,845 $3.49 billion $1.20 per share (2.89%) 1) Validus increased its quarterly common share dividend to $0.32 from $0.30 on February 3, 2015. The forward annual dividend/yield is $1.28 per share (3.08%).

26 1.6% year over year decrease in gross premiums written (Decrease of 8.5% at Validus Re and 8.0% at AlphaCat and an increase of 0.9% at Talbot) 13.1% ROAE and 13.2% net operating ROAE 1) Validus diluted book value per share, operating income, operating EPS, managed gross premiums written and operating ROAE are non-GAAP financial measures. Please refer to notes on non-GAAP and other financial and exposure measures found in the Appendix hereto. 73.7% combined ratio (58.2% at Validus Re, 17.5% at AlphaCat, 87.8% at Talbot and 89.7% as Western World) Net income available to Validus of $481.3 million and diluted EPS of $5.08 Book value per diluted share of $39.66 12.8% growth (including dividends) in 2014 Full Year 2014 Financial Results Net operating income available to Validus of $486.5 million and diluted operating EPS of $5.14

27 41.9% year over year increase in gross premiums written (Increase of 219.4% at Validus Re and 4.7% at Talbot and a decrease of 57.1% at AlphaCat) 13.8% ROAE and 14.2% net operating ROAE 1) Validus diluted book value per share, operating income, operating EPS, managed gross premiums written and operating ROAE are non-GAAP financial measures. Please refer to notes on non-GAAP and other financial and exposure measures found in the Appendix hereto. 75.7% combined ratio (51.3% at Validus Re, 14.3% at AlphaCat, 96.8% at Talbot and 89.7% as Western World) Net income available to Validus of $125.9 million and diluted EPS of $1.38 Book value per diluted share of $39.66 3.3% growth (including dividends) in Q4 2014 Q4 2014 Financial Results Net operating income available to Validus of $129.0 million and diluted operating EPS of $1.42

28 Abbreviated Balance Sheets 1) A full explanation and disclaimer is contained in the note on non-GAAP financial and other measures found in the Appendix hereto. (Expressed in thousands of U.S. Dollars) December 31, 2012 December 31, 2013 December 31, 2014 Assets Fixed maturities $ 5,085,334 $ 5,542,258 $ 5,532,731 Short-term investments 1,145,045 787,714 1,051,074 Other investments 664,780 704,086 813,011 Cash and cash equivalents 1,060,722 734,148 577,240 Restricted cash 27,530 200,492 173,003 Total investments and cash 7,983,411 7,968,698 8,147,059 Goodwill and Intangible assets 130,962 126,800 322,821 Other assets 1,905,891 1,750,934 1,841,741 Total assets $ 10,020,264 $ 9,846,432 $ 10,311,621 Liabilities Reserve for losses and loss expenses $ 3,517,573 $ 3,030,399 $ 3,234,394 Unearned premiums 894,362 824,496 990,564 Other liabilities 365,423 475,388 502,106 Notes payable to operating affiliates - 439,272 671,465 Senior notes payable 247,090 247,198 247,306 Debentures payable 540,709 541,416 539,277 Total liabilities $ 5,565,157 $ 5,558,169 $ 6,185,112 Redeemable noncontrolling interest - 86,512 79,956 Shareholders' equity Capital $ 2,176,411 $ 1,694,085 $ 1,213,614 Retained earnings 1,844,416 2,010,009 2,374,344 Total shareholders' equity available to Validus 4,020,827 3,704,094 3,587,958 Noncontrolling interest 434,280 497,657 458,595 Total shareholders' equity 4,455,107 4,201,751 4,046,553 Total liabilities, noncontrolling interests and shareholders' equity $ 10,020,264 $ 9,846,432 $ 10,311,621 Debt to capital ratio 4.7% 4.9% 5.0% Debt and hybrid to capital ratio 15.0% 15.5% 16.0% Investments and cash to equity 179.2% 189.7% 201.3%

29 Net Operating Income Reconciliation 1) The transaction expenses relate to costs incurred in connection with the acquisition of Western World Insurance Group, Inc. (“Western World”), which was completed on October 2, 2014. Western World results have been included in the Company's consolidated results from October 2, 2014. Transaction expenses are primarily comprised of legal, financial advisory and audit related services. Validus Holdings, Ltd. Non-GAAP Financial Measure Reconciliation Net Operating Income available to Validus, Net Operating Income per share available to Validus and Annualized Net Operating Return on Average Equity (Expressed in thousands of U.S. Dollars, except share and per share information) Three Months Ended Year Ended December 31, 2014 December 31, 2013 December 31, 2014 December 31, 2013 Net income available to Validus $ 125,908 $ 95,332 $ 481,335 $ 532,666 Adjustments for: Net realized (gains) on investments (6,902) (4,448) (23,095) (3,258) Change in net unrealized losses (gains) on investments 74,119 (20,137) 57,973 58,481 (Income) from investment affiliate (530) (516) (8,411) (4,790) Foreign exchange (gains) losses (4,131) 2,230 10,630 (2,505) Other loss 770 3,697 2,243 10,777 Transaction expenses (a) 4,695 - 8,096 - Net (loss) income attributable to noncontrolling interest (64,892) 23,908 (42,307) (1,922) Net operating income available to Validus 129,037 100,066 486,464 589,449 Less: Dividends and distributions declared on outstanding warrants (1,552) (1,552) (6,208) (19,214) Net operating income available to Validus, adjusted $ 127,485 $ 98,514 $ 480,256 $ 570,235 Net income per share available to Validus – diluted 1.38 0.93 5.08 4.94 Adjustments for: Net realized (gains) on investments (0.08) (0.04) (0.24) (0.03) Change in net unrealized losses (gains) on investments 0.82 (0.20) 0.61 0.57 (Income) from investment affiliate (0.01) (0.01) (0.09) (0.06) Foreign exchange (gains) losses (0.05) 0.02 0.11 (0.02) Other 0.02 0.04 0.03 0.10 Transaction expenses (a) 0.05 - 0.09 - Net (loss) income attributable to noncontrolling interest (0.71) 0.23 (0.45) (0.02) Net operating income per share available to Validus - diluted $ 1.42 $ 0.97 $ 5.14 $ 5.48 Weighted average number of common shares and common share equivalents 90,948,156 102,928,482 94,690,271 103,970,289 Average shareholders' equity available to Validus 3,645,184 3,744,128 3,684,126 3,806,166 Annualized net operating return on average equity 14.2% 10.7% 13.2% 15.5%

30 1) Weighted average exercise price for those warrants and stock options that have an exercise price lower than book value per share. 2) Using the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding. Diluted Book Value Per Share Reconciliation (Expressed in thousands of U.S. Dollars, except share and per share information) December 31, 2014 Equity amount Shares Exercise Price (1) Book value per share Total shareholders' equity available to Validus Book value per common share Total shareholders' equity available to Validus $ 3,587,958 83,869,845 $ 42.78 Tangible book value per common share $ 38.93 Book value per diluted common share Total shareholders' equity available to Validus $ 3,587,958 83,869,845 Assumed exercise of outstanding warrants 90,950 5,174,114 $ 17.58 Assumed exercise of outstanding stock options 20,581 1,160,057 $ 17.74 Unvested restricted shares - 3,068,564 Book value per diluted common share $ 3,699,489 93,272,580 $ 39.66 Adjustment for accumulated dividends 8.88 Diluted book value per common share plus accumulated dividends $ 48.54 Tangible book value per diluted common share $ 36.20

31 In presenting the Company’s results herein, management has included and discussed certain schedules containing underwriting income (loss), net operating income (loss) available (attributable) to Validus, annualized return on average equity and diluted book value per common share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company’s core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income, other insurance related income (loss), finance expenses, transaction expenses, net realized gains (losses) on investments, change in net unrealized gains (losses) on investments, income (loss) from investment affiliates, foreign exchange gains (losses) and other income (loss). Net operating income (loss) available (attributable) to Validus is calculated based on net income (loss) available (attributable) to Validus excluding net realized gains (losses), change in net unrealized gains (losses) on investments, income (loss) from investment affiliates, gains (losses) arising from translation of non-US$ denominated balances, other income (loss) and non-recurring items. Net income is the most directly comparable GAAP measure. Net operating income focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, net unrealized gains (losses) on investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding stock options and warrants, divided by the sum of unvested restricted shares, stock options, warrants and share equivalents outstanding (assuming their exercise). Reconciliations to the most comparable GAAP measure for net operating income and diluted book value per share can be found on pages 29 and 30, respectively. Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth herein are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, there can be no assurance that such third party models are free of defects in the modeling logic or in the software code. Commencing in January 2012, the Company incorporated RMS version 11 as part of its vendor models. Notes on Non-GAAP and Other Financial and Exposure Measures

32 The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyds' syndicates, including the Company's Talbot Syndicate 1183, are required to provide details of their potential exposures to specific disaster scenarios. Lloyds' makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2012 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/The-Market/Tools-and-Resources/Research/Exposure-Management/Realistic-Disaster-Scenarios The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to December 31, 2014. The SNL Financial codes used on pages 6 and 7 are as follows: Common Equity – 3799, DBVPS – 134094, Dividends – 161. Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies. A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company. Investors should not rely on the information set forth in this presentation when considering an investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth herein speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company. Notes on Non-GAAP and Other Financial and Exposure Measures – Continued

Street Address: 29 Richmond Road Pembroke, Bermuda Mailing Address: Suite 1790 48 Par-la-Ville Road Hamilton, Bermuda HM 11 Telephone: +1-441-278-9000 Email: investor.relations@validusholdings.com For more information on our company, products and management team please visit our website at: www.validusholdings.com